EXHBIT 10.7

                         SANTA MONICA MEDIA CORPORATION

                                                                    July 5, 2005

Santa Monica Capital Corporation
9229 Sunset Boulevard, Suite 505
Los Angeles, CA 90069

Ladies and Gentlemen:

         This letter will confirm our agreement that, commencing on July 5, 2005 and continuing until (the "Termination Date") the earlier of a business consummation by Santa Monica Media Corporation ("SMMC") of a "Business Combination" or twenty four months from the date hereof, Santa Monica Capital Corporation, Inc. shall make available to SMMC certain office and secretarial services as may be required by SMMC from time to time, situated at 9229 Sunset Boulevard, Suite 505 Los Angeles, CA 90069. In exchange therefore, SMMC shall pay Santa Monica Capital Corp., Inc. the sum of $7,500 per month.

                                            Very truly yours,

                                            SANTA MONICA MEDIA CORPORATION



                                            By: /s/ David Marshall
                                                --------------------------------
                                                Name: David Marshall
                                                Title: David Marshall



AGREED TO AND ACCEPTED BY:


SANTA MONICA CAPITAL CORPORATION, INC.



By: /s/ David Marshall
    -----------------------------------
    Name: David Marshall
    Title: President